united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

Item 1. Reports to Stockholders.

Armor Alternative Income Fund (AAIFX)
(formerly Anchor Alternative Income Fund)

Annual Report
September 30, 2015

1-855-282-1100
www.graniteharborfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Armor Alternative Income Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC. Member FINRA

Armor Alternative Income Fund

Annual Shareholder Report

September 30, 2015

Performance

For the year ended September 30, 2015, the Armor Alternative Income Fund (the “Fund”) returned -2.81%. The Fund’s benchmark, the HFRX Absolute Return Index, and the Fund’s peer group, the Morningstar Nontraditional Bond Category, returned 1.62% and -2.14% respectively.

Portfolio Management and Name Change

As of September 1, 2015, the fund has a new name and a new portfolio manager. The Fund’s sub-advisor, Anchor Capital has been removed and is replaced by Joel Price as portfolio manager. While the Fund’s objective remains the same, Mr. Price brings a different philosophy and strategy to the Fund as well as necessary name change (Armor Alternative Income Fund).

Under Mr. Price’s management, the Fund’s portfolio has already begun transitioning from the tactical junk bond hedging strategy that the previous portfolio manager used and begun employing a more diverse asset class strategy. Mr. Price has a longer term, more absolute return focus (buying securities with the intent to produce a positive return over time rather than solely managing relative return over the short term) with a complimentary bias toward yield.

Mr. Price comes to the Fund from a background of individual portfolio management where he has been managing Fixed Income portfolios since 2003, with special attention to non-standard assets (REITs/leasing, non-traded securities, structured notes, etc.). Joel began placing bonds in accounts through institutional brokers such as Morgan Stanley and UBS before taking over bond portfolios and ETF/mutual fund models in 2010. In 2011, Mr. Price added execution of bond trades through RP Capital, LLC. Joel has been managing fixed income strategies through individual securities and ETF/mutual fund models for 12 years. For the Fund, Mr. Price will continue the same investment principles and strategies that he has used over the past 12 years.

Market and Fund Performance Commentary

The equity and bond markets of the past year have been adjusting to a new reality: life after QE. While the belief in rising rates had persisted, stocks struggled to gain traction without the added momentum stability of the Fed purchasing program (S&P 500 -2.65% over the past twelve months). Along with stocks, other risk assets such as junk bonds (as measured by Barclays Capital US Corp High Yield Index)

2622-NLD-11/18/2015

and emerging market bonds (as measured by the Bloomberg USD Emerging Market Composite Bond Index) suffered as well, returning -3.43% and -1.97% over the past twelve months respectively. Investment grade bonds, however, have benefited from this uncertain and fearful market (Barclays Aggregate Bond Index +2.94% over the past twelve months) albeit while suffering in volatility (the yield on the Ten Year Treasury was nearly 2.5% one year ago, fell to 1.64% in January, rose back to nearly 2.5% in June and finished at just over 2% by the end of Q3).

The volatility in bonds coupled with investors’ lack of appetite for risk assets made for a very challenging year for the Armor Alternative Income Fund. Whipsaw movements in junk bond prices and counter-intuitive appreciation in high quality bonds also made it difficult to follow trends.

The context of this market is largely responsible for our outlook going forward: rebounding of stocks, volatility in bonds as discussions around Fed tightening returns to the forefront, “risk-on” and “risk-off” trades stemming from economic numbers and projections. We are optimistic that the shift in portfolio management from Anchor Capital to Joel Price may place the Fund in a position to take advantage of these characteristics.

S&P 500: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. Risks include the dynamic fluctuations of the market and possible loss of principle.

Barclays Capital U.S. Aggregate Bond: The Barclays Capital U.S. Aggregate Bond Index is an index comprised of approximately 6,000 publicly traded bonds with an average maturity of approximately 10 years. The index is weighted by the market value of bonds included in the index. The index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS, and CMBS but excludes high yield corporate bonds and Treasury Inflation-Protected Securities. Investment returns and principal value will fluctuate, so that investors’ shares, when sold, may be worth more or less than their original cost. In general the price of a fixed income security falls when interest rates rise.

Nontraditional Bond The Nontraditional Bond category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Many funds in this group describe themselves as “absolute return” portfolios, which seek to avoid losses and produce returns uncorrelated with the overall bond market; they employ a variety of methods to achieve those aims. Another large subset are self-described “unconstrained” portfolios that have more flexibility to invest tactically across a wide swath of individual sectors, including high-yield and foreign debt, and typically with very large allocations. Funds in the latter group typically have broad freedom to manage interest-rate sensitivity, but attempt to tactically manage those exposures in order to minimize volatility. The category is also home to a subset of portfolios that attempt to minimize volatility by maintaining short or ultra-short duration portfolios, but explicitly court significant credit and foreign bond market risk in order to generate high returns. Funds within this category often will use credit default swaps and other fixed income derivatives to a significant level within their portfolios.

HFRX Absolute Return Index The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance.

Barclays Capital U.S. Corporate High Yield Index The Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded

2622-NLD-11/18/2015

Bloomberg USD Emerging Market Composite Bond Index The Bloomberg USD Emerging Market Composite Bond Index is a rules-based, market-value weighted index engineered to measure USD fixed-rate securities issued in emerging markets as identified by Bloomberg. Emerging market issuers can be found at function EMWH <Go>. The major components of the index are the Bloomberg USD Emerging Sovereign Bond Index, Bloomberg USD Emerging Market Corporate Bond Index, Bloomberg USD Investment Grade Emerging Market Bond Index and Bloomberg USD High Yield Emerging Market Bond Index. To be included in the index a security must have a minimum par amount of 100MM.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

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Armor Alternative Income Fund

Portfolio Review (Unaudited)

September 30, 2015

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance figures for the periods ended September 30, 2015, compared to its benchmark:

		Annualized
		Since
	One Year	Inception*

Armor Alternative Income Fund	(2.81)%	(0.58)%
HFRX Absolute Return Index**	1.62%	2.03%

*	The Fund commenced operations on January 13, 2012.

**	The HFRX Absolute Return Index (“HFRX Index”) is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the HFRX Index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. Individuals cannot invest directly in an index.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. The Fund’s adviser waives and/or reimburses certain Fund fees or expenses. Absent that arrangement, performance shown would have been lower. For performance information current to the most recent month-end, please call 1-855-282-1100.

Per the fee table in the Fund’s September 1, 2015 prospectus, the Fund’s Total Annual Operating Expense Ratio is 3.90% without consideration of the fee waiver. After the fee waiver, the Fund’s Net Annual Operating Expense Ratio is 3.64%.

Portfolio Composition (Unaudited)
% of Net Assets
Exchange Traded Funds - Debt	61.2%
Exchange Traded Funds - Equity	16.8%
Bonds & Notes	15.5%
Preferred Stocks	4.2%
Warrants	0.0%
Cash and Other Assets Less Liabilities	2.3%
Total	100.0%

Please refer to the Portfolio of Investments in this Shareholder Report for a detailed analysis of the Fund’s Holdings.

Armor Alternative Income Fund

PORTFOLIO OF INVESTMENTS

September 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 78.0%
	DEBT FUNDS - 61.2%
19,350	iShares Core U.S. Aggregate Bond ETF	$2,120,373
29,000	SPDR Barclays Short Term High Yield Bond ETF	781,260
10,800	SPDR Nuveen S&P High Yield Municipal Bond ETF	611,388
18,900	Vanguard Short-Term Corporate Bond ETF	1,506,519
		5,019,540

	EQUITY FUNDS - 16.8%
26,000	First Trust North American Energy Infrastructure Fund	568,360
11,150	iShares Select Dividend ETF	811,163
		1,379,523

	TOTAL EXCHANGE-TRADED FUNDS (Cost - $6,413,084)	6,399,063
Principal
	BONDS & NOTES - 15.5%
	BANKS - 14.9%
$400,000	BNP Paribas SA, 0.00%, 9/30/25 - Based on the Euro
	Stoxx 50 Index & Russel 2000 Index +	392,000
450,000	JPMorgan Chase & Co., 0.00%, 9/27/18 - Based on the
	S&P GSCI Crude Oil Index +	443,250
400,000	Morgan Stanley, 0.00%, 10/2/25 - Based on the Russell
	2000 Index & S&P 500 Index +	392,000
		1,227,250
	DIVERSIFIED FINANCIAL SERVICES - 0.6%
50,000	Navient Corp., 0.254%, 11/1/16	45,412

	TOTAL BONDS & NOTES (Cost - $1,273,903)	1,272,662
Shares
	PREFERRED STOCK - 4.2%
400	Preferred Apartment Communities, Inc., 6.00% (a)	348,000
	TOTAL PREFERRED STOCK - (Cost - $367,996)

	WARRANTS - 0.0%
400	Preferred Apartment Communities, Inc., Expiration
	September 15, 2019 * (a)	—
	TOTAL WARRANTS - (Cost - $4)

	TOTAL INVESTMENTS (Cost - $8,054,987) (b) - 97.7%	$8,019,725
	CASH AND OTHER ASSETS LESS LIABILITIES - 2.3%	191,591
	NET ASSETS - 100.0%	$8,211,316

+	Structured Note

*	Non-Income producing security.

(a)	Securities for which market quotations are not readily available. The aggregate value of such securities is $348,000 or 4.2% of net assets and they have been fair valued under procedures approved by the Fund’s Board of Trustees.

(b)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $8,055,123 and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$35,866
Unrealized Depreciation:	(71,264)
Net Unrealized Depreciation:	$(35,398)

See accompanying notes to financial statements.

Armor Alternative Income Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015

ASSETS
Investment securities:
At cost	$8,054,987
At value	$8,019,725
Cash	596,313
Dividends and interest receivable	13,375
Due from investment advisor	633
Receivable for fund shares sold	41
Prepaid expenses	7,190
TOTAL ASSETS	8,637,277

LIABILITIES
Payable for investments purchased	392,000
Payable for Fund shares redeemed	3,087
Distribution (12b-1) fees payable	2,227
Accrued expenses and other liabilities	28,647
TOTAL LIABILITIES	425,961
NET ASSETS	$8,211,316

Net Assets Consist Of:
Paid in capital	$9,813,867
Undistributed net investment income	116,730
Accumulated net realized loss from securities	(1,684,019)
Net unrealized depreciation on investments	(35,262)
NET ASSETS	$8,211,316
Investor Class
Net Assets	$8,211,316
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	970,023
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$8.47

See accompanying notes to financial statements.

Armor Alternative Income Fund

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2015

INVESTMENT INCOME
Dividends	$542,976
Interest	78,439
TOTAL INVESTMENT INCOME	621,415

EXPENSES
Investment advisory fees	226,025
Dividend expense	84,250
Interest expense	63,969
Distribution (12b-1) fees	34,246
Accounting services fees	23,999
Transfer agent fees	23,051
Registration fees	22,593
Administrative services fees	21,600
Printing and postage expenses	19,580
Audit fees	16,498
Legal fees	18,283
Compliance officer fees	16,841
Trustees’ fees and expenses	11,846
Custodian fees	9,040
Insurance expense	766
Other expenses	1,634
TOTAL EXPENSES	594,221
Fees waived by the Adviser	(138,516)

NET EXPENSES	455,705

NET INVESTMENT INCOME	165,710

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	(695,184)
Securities sold short	252,784
Distributions of capital gains from underlying investment companies	28,690
Net change in unrealized appreciation (depreciation) on:
Investments	33,239
Securities sold short	(85,495)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(465,966)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(300,256)

See accompanying notes to financial statements.

Armor Alternative Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
FROM OPERATIONS:
Net investment income	$165,710	$309,317
Net realized loss from investments and securities sold short	(442,400)	(128,089)
Distributions of capital gains from underlying investment companies	28,690	384
Net change in unrealized appreciation (depreciation) of investments and securities sold short	(52,256)	17,032
Net increase (decrease) in net assets resulting from operations	(300,256)	198,644

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A	—	(74,333)
Class C	—	(4,998)
Class R	—	(50,473)
Investor Class*	(206,297)	(196,664)
Net decrease in net assets from distributions to shareholders	(206,297)	(326,468)

FROM SHARES OF BENEFICIAL INTEREST :
Proceeds from shares sold
Class A	—	52,897
Class R	—	144,361
Investor Class*	3,409,348	18,355,183
Exchanges
Class A	—	(1,465,477)
Class C	—	(106,025)
Class R	—	(1,109,488)
Investor Class*	—	2,680,990
Reinvestment of dividends
Class A	—	56,759
Class C	—	4,998
Class R	—	15,262
Investor Class*	157,395	146,999
Payments for shares redeemed
Class A	—	(398,930)
Class C	—	(12,306)
Class R	—	(279,697)
Investor Class*	(11,327,424)	(8,181,728)

Net increase (decrease) in net assets from shares of beneficial interest	(7,760,681)	9,903,798

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,267,234)	9,775,974

NET ASSETS
Beginning of Year	16,478,550	6,702,576
End of Year **	$8,211,316	$16,478,550

** Includes undistributed net investment income of:	$116,730	$92,293

*	On January 27, 2014, Class A, Class C and Class R shares were exchanged for shares of Class Y which was renamed Investor Class shares.

See accompanying notes to financial statements.

Armor Alternative Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014

SHARE ACTIVITY
Class A
Shares sold	—	6,000
Shares exchanged	—	(166,342)
Shares reinvested	—	6,405
Shares redeemed	—	(44,728)
Net decrease in shares of beneficial interest outstanding	—	(198,665)

Class C
Shares exchanged	—	(12,021)
Shares reinvested	—	563
Shares redeemed	—	(1,385)
Net decrease in shares of beneficial interest outstanding	—	(12,843)

Class R
Shares sold	—	15,868
Shares exchanged	—	(125,792)
Shares reinvested	—	1,721
Shares redeemed	—	(30,615)
Net decrease in shares of beneficial interest outstanding	—	(138,818)

Investor Class*
Shares sold	386,863	2,076,475
Shares exchanged	—	303,968
Shares reinvested	17,865	16,564
Shares redeemed	(1,298,163)	(924,531)
Net increase (decrease) in shares of beneficial interest outstanding	(893,435)	1,472,476

*	On January 27, 2014, Class A, Class C and Class R shares were exchanged for shares of Class Y which was renamed Investor Class shares.

See accompanying notes to financial statements.

Armor Alternative Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented.

	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	September 30, 2015	September 30, 2014 (8)	September 30, 2013	September 30, 2012*

Net asset value, beginning of period	$8.84	$9.04	$9.65	$10.00

Activity from investment operations:
Net investment income (1)	0.11	0.23	0.33	0.40
Net realized and unrealized gain (loss) on investments	(0.35)	0.01 (9)	(0.52)	(0.38)
Total from investment operations	(0.24)	0.24	(0.19)	0.02
Less distributions:
From net investment income	(0.13)	(0.44)	(0.42)	(0.37)
Total distributions	(0.13)	(0.44)	(0.42)	(0.37)
Paid-in capital from redemption fees	—	—	— (7)	—	(7)
Net asset value, end of period	$8.47	$8.84	$9.04	$9.65
Total return (2)	(2.81)%	2.65%	(2.07)%	0.17	% (3)
Net assets, end of period (000s)	$8,211	$16,479	$3,536	$7,562
Ratio of expenses to average net assets (5)
before reimbursement	4.34%	4.01%	4.16%	6.45	% (4)
net of reimbursement	3.33%	2.93%	3.11%	2.08	% (4)

Ratio of expenses to average net assets (excluding
dividends and interest on margin account) (5)
before reimbursement	3.26%	3.26%	3.38%	3.59	% (4)
net of reimbursement	2.25%	2.18%	2.32%	1.59	% (4)

Ratio of net investment income to average net assets (5)(6)	1.21%	2.58%	3.52%	5.64	% (4)

Portfolio turnover rate	999%	1,125%	2,154%	1,081	% (3)

*	For the period January 13, 2012 (commencement of operations) through September 30, 2012.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Assumes reinvestment of all dividends and distributions, if any.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Amount is less than $0.01.

(8)	On January 27, 2014, Class A, Class C and Class R shares were exchanged for shares of Class Y which was renamed Investor Class shares.

(9)	The net realized and unrealized gain on investments per share does not accord with the net of the amounts reported in the statement of operations due to the timing of purchases and redemptions of the Fund shares during the period.

See accompanying notes to financial statements.

Armor Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

1.	ORGANIZATION

The Armor Alternative Income Fund (formerly the Anchor Alternative Income Fund) (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to provide shareholders with above-average total returns over a complete market cycle primarily through capital appreciation and income generation.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and exchange traded funds (“ETFs”), after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Funds will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or subadviser.

Armor Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

The team may also enlist third party consultants such as an audit firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As stated above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or subadviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the

Armor Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2015 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$6,399,063	$—	$—	$6,399,063
Bonds & Notes	—	1,272,662	—	1,272,662
Preferred Stock	—	348,000	—	348,000
Total	$6,399,063	$1,620,662	$—	$8,019,725

There were no transfers between any Level during the year ended September 30, 2015.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

*	Please refer to the Portfolio of Investments for industry classifications.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Private Notes
Beginning Balance	$1,500,000
Total realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Cost of purchases	—
Proceeds from sales	(1,500,000)
Net Transfers in/out of Level 3	—
Ending balance	$—

The significant unobservable inputs used in the fair value measurement of the Fund’s Level 3 Private Note investments are (1) review of current assets held by the investment (2) review of the investment’s interest payments to verify that they continue to be received in a timely fashion

Armor Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

(3) receipt of the investment’s most recent financial statements. Significant changes in any of these inputs could result in a significantly lower or higher fair value measurement.

Exchange Traded Funds – The Fund may invest in ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Structured Notes – There are several risks associated with the use of structured notes. Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes the Fund invests in, which may make it difficult for the Fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation. The Fund bears the risk of loss of the amount expected to be received in the event of default or bankruptcy of the issuer.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss which could potentially be unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. For the year ended September 30, 2015, the amount of realized gains and change in unrealized depreciation on securities sold short amounted to $252,784 and $85,495, respectively.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income and expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses,

Armor Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Fund’s 2015 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $106,164,180 and $105,672,982, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Genesis Capital LLC serves as the Fund’s investment adviser (the “Adviser”).

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the

Armor Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.65% of the Fund’s average daily net assets. For the year ended September 30, 2015, the Fund incurred $226,025 of advisory fees. Prior to September 1, 2015, the Adviser managed a portion of the Fund’s portfolio directly and allocated the remaining balance of the Fund’s assets to its sub-adviser, Anchor Capital Management, Inc. (the “Sub-Adviser”). The Adviser paid the Sub-Adviser a portion of its advisory fee. The Fund did not pay the Sub-Adviser directly.

The Adviser has contractually agreed to waive all or part of its fees and/or make payments to limit Fund expenses (exclusive of any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, taxes, borrowing costs (such as interest and dividend expense on securities sold short) or extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser)) at least until January 31, 2017 (the “Expense Limit”), so that the total annual operating expenses of the Fund does not exceed 2.25% of the Fund’s average daily net assets. Fees waived or reimbursed by the Adviser may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three fiscal years following when such amounts were waived and/or reimbursed. During the year ended September 30, 2015, $138,516 was waived by the Adviser.

As of September 30, 2015, the following amounts are subject to recapture by the Adviser by September 30 of the following years:

2018	2017	Total
$138,516	$98,569	$237,085

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay up to 0.25% of its average daily net assets to pay for certain distribution activities and shareholder services. For the year ended September 30, 2015, $34,246 was incurred under the Plan for the Investor Class.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides

Armor Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2015	September 30, 2014
Ordinary Income	$206,297	$326,468
Long-Term Capital Gain	—	—
Return of Capital	—
	$206,297	$326,468

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$135,843	$—	$(481,830)	$(1,202,189)	$(18,977)	$(35,398)	$(1,602,551)

The difference between the book basis and tax basis for unrealized depreciation, undistributed net investment income and accumulated net realized losses from investments is primarily attributable to the tax deferral of losses on wash sales, adjustment for contingent payment debt instruments and tax amortization of organizational expenses.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $481,830.

At September 30, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$1,202,189	$—	$1,202,189

Permanent book and tax differences, primarily attributable to tax adjustments for non-deductible expense and the capitalization of in lieu dividends, resulted in reclassification for the year ended September 30, 2015 as follows:

Armor Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(5)	$65,024	$(65,019)

6.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the iShares Core U.S. Aggregate Bond ETF (“iShares”). The Fund may redeem its investment from iShares at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of iShares. The financial statements of iShares, including its portfolio of investments, can be found at the Securities and Exchange Commission’s website, www.sec.gov, and should be read in conjunction with the Fund’s financial statements. As of September 30, 2015, the percentage of the Fund’s net assets invested in iShares was 25.8%.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Armor Alternative Income Fund

We have audited the accompanying statement of assets and liabilities of Armor Alternative Income Fund (formerly Anchor Alternative Income Fund), a series of shares of beneficial interest of Northern Lights Fund Trust (the “Fund”), including the portfolio of investments, as of September 30, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2013 and the period from January 13, 2012 (commencement of operations) through September 30, 2012 have been audited by other auditors, whose report dated November 25, 2013, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Armor Alternative Income Fund as of September 30, 2015, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 23, 2015

Armor Alternative Income Fund
EXPENSE EXAMPLES
September 30, 2015 (Unaudited)

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During Period*
	Value	Value	Ratio**	4/1/15 - 9/30/15
	4/1/15	9/30/15
Actual
Armor Alternative Income Fund	$1,000.00	$ 964.60	2.25%	$ 11.08
Hypothetical
(5% return before expenses)
Armor Alternative Income Fund	$1,000.00	$ 1,013.79	2.25%	$ 11.36

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended September 30, 2015 (183) divided by the number of days in the fiscal year (365).

**	Annualized expense ratio does not include interest expense or dividend expense.

Armor Alternative Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	122	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985–2011).	122	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	109	AdvisorOne Funds (2004- 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010- 2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	109	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	143	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	143	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

9/30/15 – NLFT_v3

Armor Alternative Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	109	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-282-1100.

9/30/15 – NLFT_v3

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-282-1100 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-282-1100.

ADVISER
Genesis Capital LLC
7191 Wagner Way NW, Suite 302
Gig Harbor, WA 98335

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $13,700

2014 - $16,500

(b)	Audit-Related Fees

2015 - None

2014 - None

(c)	Tax Fees

2015 – $ 2,000

2014 – $ 2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2014
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $ 2,000
2014 - $ 2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 12/9/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 12/9/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer/Principal Financial Officer

Date 12/9/15